UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                      CHASE BANK USA, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

United States                      333-32737                 22-2382028
-------------------------------    ---------------------     -------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

White Clay Center, Building 200, Newark, DE                  19711
-------------------------------------------                  ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

New York                           333-32737                 13-4994650
-------------------------------    ---------------------     -------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

270 Park Avenue, New York, New York                          10017
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

--------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association), as a seller, JPMorgan Chase Bank, National Association (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

On or about March 15, 2005, CIT, as servicer, made the distributions to holders of Chase Manhattan Marine Owner Trust 1997-A notes as contemplated by the Sale and Servicing Agreement.

Copies of the monthly reports for each class of notes with respect to such distributions delivered pursuant to the Sale and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description
-----------    -----------

  99.1         Monthly Reports with respect to the March 15, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer


                                   By: /s/  William G. Delaney
                                       -------------------------------
                                   Name: William G. Delaney
                                   Title: Vice President
                                   Date: March 17, 2005

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

  99.1 Monthly Reports with respect to the distribution to holders of notes on March 15, 2005.